(Loss) Per Share	12 Months Ended
Mar. 31, 2021
Earnings Loss Per Share [Abstract]
(LOSS) PER SHARE

NOTE 19. (LOSS) PER SHARE

Basic earnings per share ("EPS") is calculated by dividing the net income (loss) attributable to ordinary equity holders of the Company by the weighted average number of ordinary shares outstanding during the year.

Diluted EPS is calculated by dividing the net income (loss) attributable to ordinary equity holders of the Company by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares.

The following table reflects the loss and share data used in the basic and diluted EPS calculations (dollars in thousands, except per share amounts):

	Years Ended March 31,
	2021	2020	2019
Numerator
Net loss attributable to owners of the Company	$(15,833)	$(5,333)	$(2,635)
Denominator
Weighted average number of shares – Basic and Diluted	11,733	10,952	4,820
Basic and Diluted (loss) per share	$(1.35)	$(0.49)	$(0.55)

Inclusion of outstanding options or other common stock equivalents in the computation of diluted loss per share would have an anti-dilutive effect on the loss per share and are therefore excluded from the computation. Consequently, there is no difference between loss per share and diluted loss per share.